2020 | Exhibit 99.1

Key 2020 Financial Highlights and Accomplishments OUR COMMON PURPOSE We save lives by improving patient care. OUR VISION By providing uncompromising quality, exceptional service and innovative solutions, we are becoming the world’s leading cancer testing and information company. OUR VALUES Quality, Integrity, Accountability, Teamwork, and Innovation Becoming the World’s Leading Cancer Testing and Information Company

Clinical Tests Performed(3) (in thousands) Pharma Revenue and Backlog (in millions) $ in Thousands 2018 2019 2020 Revenue $276,741 $408,830 $444,448 % Growth 15.2% 47.7% 8.7% Adjusted EBITDA (Non-GAAP)(1) $43,552 $57,217 $34,842 % Growth (Decline) 29.6% 31.4% (39.1%) Net Income $2,640 $8,006 $4,172 Clinical Testing Volume(2) 749,902 987,539 976,069 % Growth (Decline) 14.1% 31.7% (1.2%) Revenue, Adjusted EBITDA, Net Income and Clinical Testing Volume

Dear Fellow Shareholders:

Dear Fellow Shareholders (cont.)

Douglas M. VanOort Chairman of the Board of Directors and Chief Executive Officer

Critical Success Factors and Actions 2021 Focus: Sustainable Growth Contribute and Connect Empower Employees and Provide Meaningful Work Experiences Improve Quality, Efficiency and Productivity Build New Products and Capabilities Consistently Achieve TAT Goals Build Sustainable Organization Transform IT Make Informatics Enterprise-wide Be a Market Leader in NGS World-Class Culture Uncompromising Quality and Exceptional Service Innovation and Growth Employee Engagement Employee Retention >88% Customer Satisfaction Client Retention >95% Shareholder Satisfaction Achieve Results >Plan Satisfaction Model COMMON PURPOSE We save lives by improving patient care. VISION By providing uncompromising quality, exceptional service and innovative solutions, we are becoming the world’s leading cancer testing and information company. VALUES Quality, Integrity, Accountability, Teamwork, Innovation.

Corporate Information

Board of Directors

Douglas M. VanOort
Chairman and CEO

Lynn A. Tetrault
Lead Director

Bruce K. Crowther
Director

Alison L. Hannah, M.D.
Director

Raymond R. Hipp
Director

Kevin C. Johnson
Director

Steven C. Jones
Director

Stephen M. Kanovsky
Director

Michael A. Kelly
Director

Rachel A. Stahler
Director

Corporate Officers

Kathryn B. McKenzie
Chief Financial Officer

Denise E. Pedulla
General Counsel and Corporate Secretary

Robert J. Shovlin
President, Clinical Services

George A. Cardoza
President, Pharma Services

William B. Bonello
President, Informatics

Douglas M. Brown
Chief Strategy and Corporate Development Officer

Cynthia J. Dieter
Chief Accounting Officer and Controller

Jennifer M. Balliet
Chief Culture Officer

Stephanie K. Bywater
Chief Compliance Officer

Marcus B. Silva
Chief Marketing Officer

Medical Leadership

Lawrence M. Weiss, M.D.
Chief Medical Officer

Sally S. Agersborg, M.D., Ph.D.
Medical Director, Aliso Viejo, California

Derek Lyle, M.D.
Medical Director, Carlsbad, California and Fort Myers, Florida

J. Christopher Mixon, M.D.
Laboratory Director, Nashville, Tennessee

David L. Morgan, M.D.
Laboratory Director, Houston, Texas

Yin Xu, M.D., Ph.D.
Medical Director, Atlanta, Georgia

Josette William Ragheb, M.D., Ph.D.
Global Medical Director, Pharma Services

Corporate Offices

12701 Commonwealth Drive, Suite 9 Fort Myers, FL 33913

Transfer Agent

Standard Registrar and Transfer Company 440 East 400 South, Suite 200, Salt Lake City, UT 84111
Phone: 801.596.2150

Independent Registered Public Accounting Firm

Deloitte & Touche LLP San Diego, CA

Annual Meeting

Our annual meeting will be a virtual meeting of the stockholders on May 27, 2021 at 10:00 a.m. Eastern Time.
www.virtualshareholdermeeting.com/NEO2021

Stock Listing and Information

The Company's stock trades under the symbol "NEO" on the NASDAQ Capital Market.

Forward Looking Statements

Certain information contained in this annual report constitutes forward-looking statements for purposes of safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including the information set forth in the Letter to the Shareholders. These forward-looking statements involve a number of risks and uncertainties that could cause actual future results to differ materially from those anticipated in the forward-looking statements as the result of the Company's ability to continue gaining new customers, offer new types of tests and otherwise integrate its business plan, as well as additional factors discussed under the heading "Risk Factors" contained in Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission on February 25, 2021. All information in the Letter to the Shareholders is as of release and should not be relied upon as representing the Company's estimates as of any subsequent date. While the Company may elect to update forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, even if its estimates change.

NeoGenomics Laboratories is a specialized oncology reference laboratory providing the latest technologies, testing, partnership opportunities, and interactive education to the oncology and pathology communities. We offer the complete spectrum of diagnostic services in molecular testing, FISH, cytogenetics, flow cytometry, immunohistochemistry, and morphologic analysis through our nation-wide network of CAP-accredited, CLIA-certified laboratories. Committed to research as the means to improve patient care, we provide Pharma Services for pharmaceutical companies, in vitro diagnostic manufacturers, and academic scientist-clinicians. We promote joint publications with our client physicians. NeoGenomics welcomes your inquiries for collaborations. Please contact us for more information.